Exhibit 10.1

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to the Amended and Restated Credit Agreement (this “Amendment No. 3”) dated as of December 13, 2012 (the “Amendment No. 3 Effective Date”) is entered into among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Lenders signatory hereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Amended and Restated Credit Agreement dated as of July 27, 2007 and amended and restated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Guarantors named therein, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, Section 12.2 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that Atlas Pipeline Mid-Continent Holdings, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of the Borrower (“Buyer”), has entered into that certain Securities Purchase Agreement dated as of November 30, 2012 and attached hereto as Exhibit A (such version, the “Cardinal Acquisition Agreement” and, together with all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, the “Cardinal Acquisition Documents”) among Buyer, Cardinal Midstream, LLC, a Delaware limited liability company (“Cardinal Seller”), Cardinal Arkoma, Inc., a Delaware corporation (“CAI”), Cardinal Arkoma Midstream, LLC, a Delaware limited liability company (“CAM”), and Cardinal Gas Treating LLC, a Delaware limited liability company (“CGT” and, collectively with CAI and CAM, the “Cardinal Entity Credit Parties”), pursuant to which Buyer will (a) directly or indirectly (through a wholly-owned Subsidiary of Buyer) acquire from Cardinal Seller (i) 100% of the outstanding Capital Stock in each of the Cardinal Entity Credit Parties and (ii) a promissory note payable by CAI and held by Cardinal Seller (the “CAI Note”), and (b) indirectly acquire (x) all of the Pipeline Properties and other Property owned by the Cardinal Entity Credit Parties including, without limitation, the Pipeline Properties and other Property listed on the Disclosure Schedules to the Cardinal Acquisition Agreement (the “Cardinal Properties”) and (y) 60% of the outstanding Capital Stock in Centrahoma Processing LLC, a Delaware limited liability company (the “Centrahoma JV” and, such Capital Stock, collectively with the CAI Note, the Capital Stock in the Cardinal Entity Credit Parties and the Cardinal Properties, the “Cardinal Acquired Assets”), all of which Capital Stock is owned by CAM. As used herein, the acquisition described in the immediately preceding sentence shall be referred to as the “Cardinal Acquisition”;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein;

WHEREAS, substantially contemporaneously with the Cardinal Acquisition, CAI will be changing its name to APL Arkoma, Inc., CAM will be changing its name to APL Arkoma Midstream, LLC, and CGT will be changing its name to APL Gas Treating, LLC (collectively, the “Cardinal Name Changes”);

WHEREAS, subject to certain conditions, the Lenders are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Amendment No. 3” means Amendment No. 3 to the Amended and Restated Credit Agreement dated as of December 13, 2012 among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

“Amendment No. 3 Effective Date” means December 13, 2012.

“Cardinal Acquired Assets” has the meaning given to such term in Amendment No. 3.

“Cardinal Entity Credit Parties” has the meaning given such term in Amendment No. 3.

“Centrahoma JV” means Centrahoma Processing LLC, a Delaware limited liability company.

“Permitted Cardinal Acquisition” means the Cardinal Acquisition (as defined in Amendment No. 3), so long as the following criteria have been satisfied:

(a) the Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower certifying: (A) that the Buyer (as defined in Amendment No. 3) is directly or indirectly concurrently consummating the Cardinal Acquisition and acquiring all of the Cardinal Acquired Assets in accordance with the terms of the Cardinal Acquisition Documents (as defined in Amendment No. 3), with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto and with no provision of such Cardinal Acquisition Documents having been waived, amended, supplemented or otherwise modified in any manner that could reasonably be expected to be materially adverse to the interests of the Lenders (provided that any such amendment or modification that removes assets from the Cardinal Acquired Assets shall be deemed to be materially adverse to the interests of the Lenders); and (B) as to the final purchase price for the Cardinal Acquired Assets after giving effect to all adjustments as of the closing date for the Cardinal Acquisition and specifying, by category, the amount of such adjustment; (ii) original counterparts or copies, certified as true and complete by a Responsible Officer of the Borrower, of each of the Cardinal Acquisition Documents; (iii) an updated Perfection Certificate (as defined in the Security Agreement) dated as of the closing date of the Cardinal Acquisition, in form and detail reasonably acceptable to the Administrative Agent; (iv) evidence satisfactory to the Administrative Agent that (A) all Liens on the Cardinal Acquired Assets (other than Liens permitted by Section 9.2) associated with any credit facilities and funded debt have been released or terminated, subject only to the filing of applicable terminations and releases, and (B) the Cardinal Credit Loan Parties and the Centrahoma JV have been released under any such credit facilities and with respect to any such funded debt, and all commitments of any lenders to the Cardinal Entity Credit Parties and the Centrahoma JV under any such credit facilities have terminated; (v) all stock certificates (along with any associated stock powers duly executed in blank) in respect of the Capital Stock in the Cardinal Entity Credit Parties and the Centrahoma JV; (vi) the CAI Note (along with any associated allonge duly executed in blank); and (vii) all Guaranty Agreements, Security Documents, joinder agreements, organizational documents, authorizing resolutions, legal opinions, officer’s certificates, incumbency certificates, certificates of good standing and foreign qualification and all other certificates, documents and information as the Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent so that (A) (x) all of the Cardinal Acquired Assets (excluding real property that would be subject to Section 7.8, but expressly including all of the Capital Stock in the Cardinal Entity Credit Parties and the Centrahoma JV owned by the Credit Parties) and (y) the Capital Stock in any wholly-owned Subsidiary of Buyer that is formed in connection with the Cardinal Acquisition become subject to a first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations, and (B) each of the Cardinal Entity Credit Parties, and any wholly-owned Subsidiary of Buyer that is formed in connection with the Cardinal Acquisition, becomes a Guarantor.

(b) the Cardinal Acquisition shall have been consummated on or prior to February 15, 2013;

(c) the Cardinal Acquisition is not a hostile or contested acquisition;

(d) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition and any Indebtedness incurred in connection therewith;

(e) no later than three (3) Business Days prior to the proposed closing date of the Cardinal Acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such Cardinal Acquisition for which Financial Statements are available demonstrating, in form and substance reasonably satisfactory thereto, (i) compliance on a Pro Forma Basis (as of the date of the Cardinal Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Article VIII and (ii) the Consolidated Funded Debt Ratio calculated on a Pro Forma Basis (as of the proposed closing date of the Cardinal Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) at least 0.25 below the applicable ratio set forth in Section 8.1; and

(f) the Borrower shall have provided such other documents and other information as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) in connection with the Cardinal Acquisition.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of “Guarantors” and “Unrestricted Entity” in their entirety as follows:

“Guarantors” means, collectively, (i) each Consolidated Subsidiary of the Borrower other than the Anadarko JVs and the Centrahoma JV (to the extent such Anadarko JV or the Centrahoma JV does not directly or indirectly guarantee the payment of any other Indebtedness of a Credit Party) and (ii) each Person that becomes a Guarantor pursuant to Section 7.12.

“Unrestricted Entity” means (a) Subsidiaries of the Borrower designated as “Unrestricted Entities” by the Borrower pursuant to Section 7.16, (b) Subsidiaries that are joint ventures in which a Credit Party has made an Investment under Section 9.3(j) on or after the Amendment No. 3 Effective Date, and (c) each Subsidiary of such Subsidiaries; provided that in no event may any Anadarko JV or the Centrahoma JV be an Unrestricted Entity.

(c) The definition of “Permitted Acquisition” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

(b) the purchase price in respect of such acquisition is in excess of $25,000,000 and such acquisition is not a hostile or contested acquisition;

(d) A new clause (c) is hereby added to Section 1.3 of the Credit Agreement which clause (c) shall read in full as follows:

(c) Notwithstanding GAAP or anything in this Agreement to the contrary, for the purposes of calculating the ratios that are the subject of Article VIII hereof and the components of each of them, all Unrestricted Entities (and their Subsidiaries) and all Consolidated Subsidiaries that are not Guarantors (and their Subsidiaries) (including the assets, liabilities, income, losses, cash flows and elements thereof of each of the foregoing), other than the Anadarko JVs, shall be excluded, except that any cash dividends or distributions paid by any Person to any Credit Party shall be deemed to be income to such Credit Party, as applicable, when received by it whether or not constituting income in accordance with GAAP.

(e) A new clause (k) is hereby added to Section 7.1 of the Credit Agreement which clause (k) shall read in full as follows:

(k) Certificate of Responsible Officer – Consolidating Information. If, at any time, there exist any Unrestricted Entities or Consolidated Subsidiaries of the Borrower that are not Guarantors, then concurrently with any delivery of financial statements under Section 7.1(a) and Section 7.1(b), a certificate of a Responsible Officer setting forth consolidating spreadsheets that show all Unrestricted Entities and Consolidated Subsidiaries that are not Guarantors and the eliminating entries, in such form as is reasonably acceptable to the Administrative Agent.

(f) Section 7.8(f) of the Credit Agreement is hereby amended by adding a new clause (iii) at the end of such Section, which clause (iii) shall read in full as follows:

(iii) Exclusions. Notwithstanding anything to the contrary contained herein, with respect to any real property, if the Administrative Agent reasonably determines that the costs, financial and otherwise, of obtaining or maintaining a Lien, perfecting a Lien and/or complying with all Applicable Law with respect to such a Lien outweigh the benefit to the Secured Parties of the security afforded thereby, the Administrative Agent may notify the Borrower of such determination and, (x) if such real property is not then subject to a Lien pursuant to the Security Documents, such real property shall not be required to become subject to a Lien pursuant to the Security Documents and, (y) if such real property is already subject to a Lien pursuant to the Security Documents, the Administrative Agent shall, upon obtaining the consent of the Required Lenders, release such Lien.

(g) Clause (a) of Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) (i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date, (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 9.3 and (iii) Investments made after the Closing Date in the Borrower or any of the Guarantors, the Anadarko JVs or the Centrahoma JV;

(h) Clause (f) of Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) (i) Non-hostile acquisitions of equity securities, or assets constituting a business unit, of any Person, which acquisitions involve a purchase price less than or equal to $25,000,000; provided that (A) immediately prior to and after giving effect to such acquisition, no Default or Event of Default exists or would result therefrom, (B) if such acquisition is of equity securities of a Person (other than an Unrestricted Entity), such person becomes a Guarantor, (C) such Person is principally engaged in the same business as the Borrower and its Subsidiaries, (D) the Borrower shall be in compliance on a Pro Forma Basis with the covenants set forth in Sections 8.1, 8.2 and 8.3 based on the most recently ended four fiscal quarter period and as adjusted for such acquisition, (E) such acquired Person (other than an Unrestricted Entity) or assets shall not be subject to any material liabilities except as permitted by this Agreement, (F) a first priority perfected lien and security interest shall be granted to the Administrative Agent for the benefit of the Lenders in such acquired assets; provided, however, that (I) nothing herein shall require any Unrestricted Entity to grant a first priority lien in its assets; and (II) such acquisition shall be limited to Persons primarily involved in the business of, and/or assets primarily involving, natural gas gathering and processing operations; (ii) Permitted Acquisitions (other than, for clarity, the acquisition of the Cardinal Acquired Assets); and (iii) the Permitted Cardinal Acquisition;

(i) Clause (c) of Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) any Consolidated Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) (provided that if such disposition is by an Anadarko JV, such disposition may include a pro rata distribution of assets to the Class A member of such Anadarko JV or if such disposition is by the Centrahoma JV, such disposition may include a pro rata distribution to any member in the Centrahoma JV that is not a Credit Party) to the Borrower or any Guarantor; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets;

(j) Clause (e) of Section 9.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) the Anadarko JVs may make Restricted Payments as are required by the joint venture agreements of the Anadarko JVs as in effect on the date hereof and the Centrahoma JV may make Restricted Payments as are required by the joint venture agreement of the Centrahoma JV as in effect on the Amendment No. 3 Effective Date;

(k) Section 12.1 is hereby amended to (i) delete the reference to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

Attention of: James J. Clark, Esq.

                      Noah B. Newitz, Esq.

Telephone No.: (212) 701-3000

Telecopy No.: (212) 269-5420

E mail: jclark@cahill.com

            nnewitz@cahill.com

and (ii) insert in lieu thereof a reference to:

Vinson & Elkins L.L.P.

2001 Ross Avenue, Suite 3700

Dallas, TX 75201

Attention of: Erec R. Winandy, Esq.

Telephone No.: (214) 220-7756

Telecopy No.: (214) 999-7756

E-mail: ewinandy@velaw.com

(l) Each reference to “Permitted Acquisition” and “Permitted Acquisitions” set forth in the definitions of “Pro Forma Basis”, “Specified Transactions”, and “Transaction Costs” contained in Section 1.1 of the Credit Agreement, and in Sections 4.14, 9.2(l), 9.4(f) and 9.4(g) of the Credit Agreement is hereby replaced with a reference to “acquisition permitted under Section 9.3(f)” or “acquisitions permitted under Section 9.3(f)”, as applicable.

Section 4. Conditions Precedent to the Effectiveness of this Amendment No. 3.

(a) This Amendment shall become effective as of the date hereof when, and only when, each of the following conditions precedent shall have been (or is or will be substantially concurrently therewith) satisfied:

(i) The Administrative Agent shall have received counterparts of this Amendment No. 3, duly executed by (A) the Borrower, (B) the Guarantors, (C) the Administrative Agent and (D) the Required Lenders; and

(ii) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment No. 3 including, without limitation, a consent fee for the ratable account of the Consenting Lenders (defined below) in an amount equal to 5 basis points (0.05%) of the aggregate Revolving Credit Commitments (as in effect on the Amendment No. 3 Effective Date) of all of the Lenders that consent to and execute this Amendment No. 3 on or prior to the Amendment No. 3 Effective Date (the “Consenting Lenders”).

Section 5. Further Assurances. The Borrower shall deliver or shall cause the applicable Credit Party to deliver, to the Administrative Agent, at the applicable times required under the Credit Agreement including, without limitation, Section 7.8 thereof, with respect to the Cardinal Properties, Mortgages, Security Documents, legal opinions, title information (including title searches and title policies), surveys, environmental reports, flood certificates, and all other certificates, documents and information as are reasonably requested by the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent.

Section 6. Representations and Warranties. On and as of the Amendment No. 3 Effective Date, after giving effect to this Amendment No. 3, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment No. 3 has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 3, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b) No Default or Event of Default under the Credit Agreement exists or is continuing or would exist immediately after giving effect to this Amendment No. 3.

(c) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment No. 3.

(d) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Section 7. Reference to and Effect on the Loan Documents.

(a) As of the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 3 and the Credit Agreement shall be read together and construed as a single instrument.

(b) As of the Amendment No. 3 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 3 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 8. Acknowledgement of Lenders. The Lenders acknowledge that to the extent any senior notes are issued in accordance with Section 9.1(q) of the Credit Agreement to finance part of the Cardinal Acquisition, no mandatory prepayment will be required to be made with the proceeds of such issuance under Section 2.6(a) of the Credit Agreement.

Section 9. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 3 and agree that this Amendment No. 3 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 10. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the signature lines provided below, each of the Credit Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, confirms that the Security Documents continue to grant valid Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties securing the Obligations, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 11. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission (i.e., “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

Section 12. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby.

Section 13. Section Titles. The section titles contained in this Amendment No. 3 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub clause or subsection is a reference to such clause, sub clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 14. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 15. Severability. The fact that any term or provision of this Amendment No. 3 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 16. Successors. The terms of this Amendment No. 3 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 17. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 3 OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

GUARANTORS:

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

ATLAS PIPELINE TENNESSEE, LLC
APL LAUREL MOUNTAIN, LLC
ATLAS PIPELINE MID-CONTINENT HOLDINGS LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

ATLAS MIDKIFF, LLC
ATLAS CHANEY DELL, LLC
SLIDER WESTOK GATHERING, LLC
NOARK ENERGY SERVICES, L.L.C.
ATLAS PIPELINE MID-CONTINENT LLC
APL BARNETT, LLC
ATLAS PIPELINE NGL HOLDINGS, LLC
ATLAS PIPELINE NGL HOLDINGS II, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
VELMA GAS PROCESSING COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

PECOS PIPELINE LLC TESUQUE PIPELINE, LLC

By:	APL Barnett, LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Catherine Cook
Name: Catherine Cook
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
Name: John F. Miller
Title: Attorney-in-fact

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Umar Hassam
	Name:	Umar Hassam
	Title:	Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

AMEGY BANK, N.A., as a Lender

By:	/s/ William B. Robinson
	Name:	William B. Robinson
	Title:	Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuoi Yabe
	Name:	Shuoi Yabe
	Title:	Managing Director

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert Mendoza
Name: Robert Mendoza
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Shen
Name: Peter Shen
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ William W. Brown
Name: William W. Brown
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

ONEWEST BANK, FSB, as a Lender

By:	/s/ Sean Murphy
Name: Sean Murphy
Title: Executive Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:	/s/ Mark Connelly
Name: Mark Connelly
Title: Senior Vice President

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

THE F&M BANK AND TRUST COMPANY, as a Lender

By:	/s/ Henry J. Smith
Name: Henry J. Smith
Title: VP/Energy Lending

SIGNATURE PAGE

AMENDMENT NO. 3- ATLAS PIPELINE PARTNERS, L.P.

EXHIBIT A

CARDINAL ACQUISITION AGREEMENT

[Previously filed as Exhibit 2.1 on the registrant’s Form 8-K filed December 4, 2012]